As filed with the Securities and Exchange Commission on March 9, 2006
Registration No. 333-35883
811-08361

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No. _	☐

Post-Effective Amendment No. 14	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 15	☑
GOLDMAN SACHS
VARIABLE INSURANCE TRUST
(Exact Name of Registrant as Specified in Charter)
71 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including area code: (312) 655-4400
Howard B. Surloff, Esq.
Goldman, Sachs & Co.
One New York Plaza, 37th Floor
New York, New York 10004
(Name and Address of Agent for Service)
copies to:
Jeffrey A. Dalke, Esq.
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103

It is proposed that this filing will become effective (check appropriate box):
☐       Immediately upon filing pursuant to paragraph (b)
☐       on (date) pursuant to paragraph (b)
☐       60 days after filing pursuant to paragraph (a)(1)
☐       on (date) pursuant to paragraph (a)(1)
☑       75 days after filing pursuant to paragraph (a)(2)
☐       on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐       this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Preliminary Prospectus dated March 9, 2006
Subject to Completion

The information in the prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

  Prospectus

Service Shares
May , 2006
  GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Structured U.S. Equity Flex Fund

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured U.S. Equity Flex Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in portfolios of securities pursuant to the Fund’s stated investment objective.

The investment objective and policies of the Fund are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

QUANTITATIVE STYLE FUND

GSAM’s Quantitative Investment Philosophy:

GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: stock selection, portfolio construction and efficient implementation.

GOLDMAN SACHS STRUCTURED FLEX FUND BUILDING BLOCKS

Step 1: Stock Selection
We attempt to forecast expected returns on approximately 8,500 stocks on a daily basis using proprietary CORESM (“Computer-Optimized, Research-Enhanced”) models developed by the Quantitative Equity (“QE”) team. These quantitative models are based on six investment themes—Valuation, Momentum, Analyst Sentiment, Profitability, Earnings Quality, and Management Impact. The Valuation theme attempts to capture potential mispricings of securities, by comparing a measure of the company’s intrinsic value to its market value. The Momentum theme attempts to measure the company’s past market performance and expected future financial performance. The Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time. The Profitability theme assesses whether the company has good profit margins and operating efficiency, while the Earnings Quality theme evaluates what percentage of the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Finally, the Management Impact theme assesses the company management’s financing/ investing strategy and behavior.

Step 2: Portfolio Construction
A proprietary risk model, which attempts to identify and measure the comparative risks between equity investments as accurately as possible, includes all the above factors used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by overweighting stocks with positive characteristics identified in the return model and underweighting stocks with negative characteristics relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. A computer optimizer evaluates many different securities combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Structured Fund’s benchmark.

In addition, the Fund is able to engage in short selling, which offers more opportunities to outperform. By taking short positions, the Investment Adviser is able to better reflect both its negative and positive views on individual stocks and to seek higher outperformance. Short sales can also hedge risk in certain portfolio holdings, allowing larger overweight positions.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables of the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

The Goldman Sachs Structured U.S. Equity Flex Fund is fully invested, broadly diversified and offers consistent overall portfolio characteristics. It may serve as a good foundation on which to build a portfolio. Because the Fund has the flexibility to both buy securities long and sell securities short, it is called a “Flex Fund.”

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

PORTFOLIO WEIGHTINGS AND SHORT SELLING

The Goldman Sachs Structured U.S. Equity Flex Fund will seek to outperform its benchmark index by overweighting issuers that the Investment Adviser believes are more likely to outperform the index while underweighting issuers the Investment Adviser believes will underperform the index. To better express the Investment Adviser’s negative views, the Fund may also take short positions in equity securities and derivatives on those securities.

When the Fund takes a short position in a security, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs.

When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

The Adviser expects that it will usually maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However, the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

The Fund’s short sales involve a form of leveraging of the Fund’s assets, and may involve more risk than other funds that do not engage in short selling. For example, the Fund’s long positions (including its overweighted positions) could decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. In addition, the investment of cash proceeds from a short sale in equity securities or other investments may increase further the volatility of the Fund’s net asset value (“NAV”) and investment performance, and may result in greater potential investment losses. For additional information, see “Principal Risks of the Fund” on page 5.

Fund Investment Objective and Strategies

Goldman Sachs Structured U.S. Equity Flex Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments representing all major sectors of the U.S. economy. Because the Investment Adviser has both positive and negative views on stocks, the Fund may also sell securities short.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets measured at the time of purchase (“Total Assets”) in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.*

The Fund’s investments are selected using a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the S&P 500® Index. The Fund is not required to limit its investments to securities in the S&P 500® Index.

For information about short sales of securities by the Fund, please see “General Investment Management Approach— Portfolio Weightings and Short Selling” above and “Principal Risks of the Fund” below.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before a change in the Fund’s policy to invest at least 80% of its Total Assets in the particular type of investment suggested by its name.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/ semi-annual reports (when available). For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.gs.com/funds) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Additional Statement.

10 Percent of total assets
(italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Structured
limited only by the objectives and strategies	U.S.
of the Fund	Equity
— Not permitted	Flex Fund

Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	15
Foreign Currency Transactions**	•
Futures Contracts and Options on Futures Contracts[1]	•
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10
Repurchase Agreements	•
Short Sales	50
Unseasoned Companies	•
Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets
(italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies
of the Fund
— Not permitted

Investment Securities
American, European and Global Depositary Receipts[2]	•
Bank Obligations[3]	•
Corporate Debt Obligations[3]	•
Equity Investments	90	+
Fixed-Income Securities[3,4]	10
Foreign Securities[5]	•
Real Estate Investment Trusts (“REITs”)	•
Structured Securities*	•
Temporary Investments	35
U.S. Government Securities[5]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and certain swap transactions.

**	Limited by the amount the Fund invests in foreign securities.

1.	The Fund may enter into futures transactions only with respect to S&P 500® Index.

2.	The Fund may not invest in European Depositary Receipts.

3.	Limited by the amount the Fund invests in fixed-income securities and limited to cash equivalents only. The Fund may invest in bank obligations issued by U.S. or foreign banks.

4.	Fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

5.	Equity securities of foreign issuers must be traded in the United States.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

•   Applicable
— Not applicable

Structured
U.S.
Equity
Flex Fund

Short Selling	•
Credit/ Default	•
Stock	•
Derivatives	•
Management	•
Market	•
Liquidity	•
Investment Style	•

Short Selling Risks:

Short selling involves leverage of the Fund’s assets and presents various risks. In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After selling the borrowed security, the Fund is then obligated to “cover” the short sale by purchasing and returning the security to the lender on a later date. The Fund cannot guarantee that the security necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the security will be available at an acceptable price. If the borrowed security has appreciated in value, the Fund will be required to pay more for the replacement security than the amount it received for selling the security short. Moreover, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.

While the Fund has an open short position, it is subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund may be required to buy the replacement shares immediately at the security’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, the Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Other Risks:

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results. For example, if the Fund’s long and short positions do not perform as anticipated by the Investment Adviser, the Fund’s potential losses could exceed those of other funds that hold only long stock positions.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings) or a bank or other financial institution that has entered into a repurchase agreement may default on its obligation to pay interest and repay principal.
■	Liquidity Risk—The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When their expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform

PRINCIPAL RISKS OF THE FUND

when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
■	Derivatives Risk—The risk that loss may result from the Fund’s investments in futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUND HAS PERFORMED

The Fund has not commenced operations before the date of this Prospectus. Therefore, no performance information is provided in this section.

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

Structured
U.S.
Equity
Flex Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	%
Distribution and Service (12b-1) Fees[3]	%
Other Expenses[4]*	%

Total Fund Operating Expenses*	%

See page 10 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. The waivers and expense limitations may be modified terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Structured
U.S.
Equity
Flex Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	%
Distribution and Service (12b-1) Fees[3]	%
Other Expenses[4]	%

Total Fund Operating Expenses (after current waivers and expense limitations)[3]	%

1.	The Fund’s annual operating expenses have been estimated for the current fiscal year.
2.	The Investment Adviser is entitled to a management fee from the Fund at an annual rate equal to the following percentages of the average daily net assets of the Fund: % .
3.	Distribution and service fees for Service Shares after voluntary waivers for the next twelve months are not expected to exceed % for the Fund. These waivers may be modified or terminated at any time at the option of Goldman Sachs. Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
4.	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to % of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above, except for dividend expenses relating to short sales. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, distribution and service fees, taxes, dividend expenses on short sales, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to % of the Fund’s average daily net assets.

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies and are not reflected in the Table above and Example below. These fees should be described in the participating insurance companies’ prospectuses. Such fees or charges, if any, may affect the return you may realize with respect to your investments. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years

Structured U.S. Equity Flex	$	$

Certain participating insurance companies, financial intermediaries and broker dealers that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact such organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain participating insurance companies, financial intermediaries and broker dealers that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Service Providers” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	Structured U.S. Equity Flex

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs & Co. (“Goldman Sachs”). As of December 31, 2005, GSAM had assets under management of $496.1 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEE

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets):

Contractual
Fund	Rate

Structured U.S. Equity Flex	%

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund will be available in the Fund’s semi-annual report dated June 30, 2006.

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund. In addition, the Investment Adviser, distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) (“Intermediaries”) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative

SERVICE PROVIDERS

and/or shareholder processing services that are in addition to the fees paid for these services by the Fund. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, distributor and/or their affiliates may be different for different participating insurance companies and Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your participating insurance company or Intermediary for more information about the payments they receive and any potential conflicts of interest.

FUND MANAGERS

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $85 billion in equities currently under management

   ______________________________________________________________________________________________________________

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert C. Jones Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Flex	Since 2006	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Andrew Alford Senior Portfolio Manager	Senior Portfolio Manager— Structured U.S. Equity Flex	Since 2006	Mr. Alford joined the Investment Adviser in 1998.

Our process is team-managed with coverage by multiple individuals in both account management and strategy research. The QE team has significant depth: each portfolio manager has a thorough understanding of the model’s intricacies and participates in the ongoing research that keeps our process state-of-the-art in quantitative management. In addition, Mr. Jones and Mr. Alford are a part of the Investment Policy Committee (“IPC”) which includes the senior members of the QE group. The IPC is ultimately responsible for supervising and monitoring the team, the process, implementation, and controls for all QE investment products.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the Additional Statement.

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed-income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. Furthermore, transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the Additional Statement.

The Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “GS Trust”), and John Doe Defendants. In addition, certain other investment portfolios of the GS Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman, Sachs & Co., the Trustees and Officers of the GS Trust and the Trust and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the GS Trust and the Trust (collectively, the “Goldman Sachs Funds”) were named as nominal defendants in the amended complaint.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act and the Investment Advisers Act of 1940, (ii) common law breach of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreements and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006 the plaintiffs appealed this decision.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

Dividends

Dividends from investment income and distributions from net realized capital gains (if any) are declared and paid at least annually by the Fund. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment income and net realized capital gains. All dividends will be automatically reinvested in additional shares of the Fund at NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s Service Shares.

How Can I Purchase Or Sell Service Shares Of The Fund?
Service Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to unaffiliated separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select a specific Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

The separate accounts of unaffiliated participating insurance companies may purchase shares of the Fund. The sale of Fund shares to these unaffiliated separate accounts may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the unaffiliated participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of unaffiliated participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

Shares of the Fund (and other existing and new funds that might be added to the Trust) may also be offered to:

■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

How Are Shares Priced?
Service Shares of the Fund are purchased and sold at the Fund’s next determined NAV for its Service Shares Class. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of the Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

To the extent that the Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could effect a large number of securities in a particular market may include, but are not limited to: situations relating to one or

SHAREHOLDER GUIDE

more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of the Fund is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	Shares are purchased and redeemed at the NAV next calculated after an order is received in proper form by the Trust.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than the Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when its shares may not be purchased or redeemed.

Do I Have To Pay Any Fees When Purchasing Or Selling Shares Of The Fund?
The Fund does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Service Share Purchases And Redemptions?
The Trust reserves the right to:

■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by the Fund although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order, but may be paid up to three business days after receipt of actual notice of the order.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?
As a holder of a variable annuity contract or variable life insurance policy, you will receive annual reports containing audited financial statements and semiannual reports from your participating insurance company.

What Are The Fund’s Voting Procedures?
Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■	The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.
■	The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemption of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of the Fund shares held by longer term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any participating insurance company or other investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgement, an investor has a history of excessive trading or if an investor’s trading, in the judgement of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgement, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

Pursuant to the policy adopted by the Board of Trustees, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if Goldman Sachs detects excessive, short term trading, and after analysis determines that the transaction is part of an attempt to market time or otherwise disrupt the operation of the Fund Goldman Sachs will contact an intermediary in order to restrict trading in the account or is authorized to reject or restrict a purchase or exchange request. Goldman Sachs may further seek to close an investor’s account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgement, will be uniform.

Fund shares are generally held through omnibus arrangements maintained by participating insurance companies or other intermediaries. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are normally not known by the Fund. A number of these insurance companies or intermediaries may not have the capability or may not be willing or legally able to apply the Fund’s market timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities In addition, those inventors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

SHAREHOLDER GUIDE

DISTRIBUTION SERVICES AND FEES

What Are The Distribution And Service Fees Paid By Service Shares?
The Trust has adopted a distribution and service plan (the “Plan”) under which Service Shares bear distribution and service fees paid to participating insurance companies and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to % of the Fund’s average daily net assets attributed to Service Shares. Distribution and service fees for Service Shares after voluntary waivers during the next twelve months are not expected to exceed % for the Fund. These waivers may be modified or terminated at any time at the option of Goldman Sachs. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by (including sales commissions) Goldman Sachs and its respective officers, employees and sales representatives (including allocable overhead, travel and telephone expenses);
■	Compensation (including travel or other commissions) paid to participating insurance companies, financial intermediaries and broker-dealers;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing and mailing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Service Shares.

In addition, the fees may be used for personal and account maintenance services performed and related expenses incurred in connection with Service Shares. Personal and account maintenance services include services relating to assistance to contract owners regarding their investments in Service Shares and responding to contract owner inquiries.

Taxation

The Fund intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and separate accounts investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed-income securities, the Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the Fund’s investment objective and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Short Selling. The Fund expects to engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which could be used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times that may be disadvantageous to the Fund.

The Fund also may make short sales against the box, in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. The Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-

capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Fund may make foreign investments subject to certain limitations previously described. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage).

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. Prices of ADRs are quoted in U.S. dollars. Similarly, GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Derivative Investments. The Fund’s transactions, if any, in futures, options on futures, swaps, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. The Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

APPENDIX A

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Fund may engage in futures transactions on U.S. exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commit-

APPENDIX A

ment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary ReceiptsTM. The Fund may, consistent with its investment policies, purchase Standard & Poor’s Depositary ReceiptsTM (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices. iShares are listed on an exchange and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets. Borrowings of securities in connection with short sales are not subject to this limitation.

Structured U.S. Equity Flex Fund Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Before the date of this prospectus, the Goldman Sachs Variable Insurance Trust Structured U.S. Equity Flex Fund had not commenced operations. The annual report for fiscal period ending December 31, 2006 will become available to shareholders in February 2007. A discussion regarding the basis for the Bond of Trustees’ approval of the Management Agreement for the Fund will be available in the Fund’s semi-annual report dated June 30, 2006.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports (when available) and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Fund’s website: http://www.gs.com/funds.

To obtain other information and for shareholder inquiries:

■ By telephone	1-800-621-2550
■ By mail	Goldman Sachs Funds 71 South Wacker Dr., Suite 500 Chicago, IL 60606
■ By e-mail	gs-funds@gs.com
■ On the Internet	SEC EDGAR database – http://www.sec.gov Goldman Sachs – http://www.gs.com/funds

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Fund’s investment company registration number is 811-08361.

GSAM® is a registered service mark of Goldman, Sachs & Co.

VITCOREUSPRO

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 9, 2006
The information in this statement of additional information is not complete and may be changed.
We may not sell these securities until the registration statement filed with the Securities and
Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
PART B
STATEMENT OF ADDITIONAL INFORMATION DATED _____________, 2006
SERVICE SHARES
GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
(PORTFOLIO OF GOLDMAN SACHS VARIABLE INSURANCE TRUST)
Goldman Sachs Variable Insurance Trust
71 South Wacker Drive, Suite 500
Chicago, Illinois 60606
     This Statement of Additional Information (the “Additional Statement”) is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus for Service Shares of the Goldman Sachs Structured U.S. Equity Flex Fund (the “Fund”) dated ___________, 2006 as it may be further amended and/or supplemented from time to time (the “Prospectus”) and which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.
     The audited financial statements and related report of ___________, independent registered public accounting firm for the Fund will be available in the Fund’s annual report for the period ending December 31, 2006. The Fund’s annual report (when available) may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of the Fund’s Prospectus.
GSAM® is a registered service mark of Goldman, Sachs & Co.
The date of this Additional Statement is ______________, 2006.

- i -

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser to: Goldman Sachs Structured U.S. Equity Flex Fund 32 Old Slip New York, New York 10005	GOLDMAN, SACHS & CO. Distributor 85 Broad Street New York, New York 10004 GOLDMAN, SACHS & CO. Transfer Agent 71 South Wacker Drive, Suite 500 Chicago, IL 60606

Toll free (in U.S.)...800-621-2550

- ii -

INTRODUCTION
     Goldman Sachs Variable Insurance Trust (the “Trust”) is an open-end, management investment company. Service Shares of the Trust may be purchased and held by the separate accounts (“Separate Accounts”) of participating life insurance companies (“Participating Insurance Companies”) for the purpose of funding variable annuity contracts and variable life insurance policies. Service Shares of the Trust are not offered directly to the general public. The following series of the Trust is described in this Additional Statement: Goldman Sachs Structured U.S. Equity Flex Fund (the “Fund”).
     The Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the State of Delaware on September 16, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares of beneficial interests into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Fund. Additional series and classes may be added in the future from time to time.
     Goldman Sachs Asset Management, L.P. (“GSAM”) (formerly Goldman Sachs Funds Management, L.P.), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. GSAM is sometimes individually referred to as an “Investment Adviser.” In addition, Goldman Sachs serves as the Fund’s distributor and transfer agent. The Fund’s custodian is State Street Bank and Trust Company (“State Street”).
     The following information relates to and supplements the description of the Fund’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.
INVESTMENT OBJECTIVE AND POLICIES
     The Fund has a distinct investment objective and policies. There can be no assurance that Fund’s objective will be achieved. The Fund is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The investment objective and policies of the Fund, and the associated risks of the Fund, are discussed in the Fund’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its total assets in the particular type of investment suggested by its name. Additional information about the Fund, its policies, and the investment instruments it may hold, is provided below.
     The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program.
     The following discussion supplements the information in the Fund’s Prospectus.
General Information Regarding The Fund
     The Investment Adviser may purchase for the Fund common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing the Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in the Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.
     Quantitative Style Fund. The Fund is managed using both quantitative and fundamental techniques. This investment process and the proprietary multifactor model used to implement it are discussed below.
          Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments for the Fund. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the “Multifactor Model”) to forecast the returns of different markets, currencies and individual securities.
     In building a diversified portfolio for the Fund, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given the Fund’s benchmark. The portfolio is primarily composed of securities rated highest by the foregoing investment process or those that the Investment Adviser believes maximize the portfolio’s risk/return tradeoff characteristics and industry weightings similar to the relevant Fund’s benchmark.
          Multifactor Model. The Multifactor Model is a rigorous computerized rating system for forecasting the returns of different equity markets, currencies and individual equity investments according to fundamental investment characteristics. The Fund uses one Multifactor Model to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables including measures of research value, momentum, profitability, earnings quality, and management impact. All of the factors used in the Multifactor Model have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

     The weightings assigned to the factors in the Multifactor Model used by the Fund are derived using a statistical formulation that considers each factor’s historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using factors that are statistically related to returns over the long run. Because they include many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provide a more thorough evaluation than traditional investment processes. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.
     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in the Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in the Fund. Any such changes will preserve the Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.
     Other Information. Since normal settlement for equity investments is three trading days, the Fund will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of the Fund’s net assets. The Fund may enter into futures transactions only with respect to the S&P 500™ Index. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund’s net assets. As cash balances fluctuate based on new contributions or withdrawals, the Fund may enter into additional contracts or close out existing positions.
Corporate Debt Obligations
     The Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. The Fund may only invest in such debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
     Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Fund’s Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.
Commercial Paper and Other Short-Term Corporate Obligations
     The Fund may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
U.S. Government Securities
     The Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
     U.S. Government Securities include (to the extent consistent with the Act), securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
     The Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). The Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost.

The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Bank Obligations
     The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Zero Coupon Bonds
     The Fund’s investments in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.
Variable and Floating Rate Securities
     The interest rates payable on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
Custodial Receipts and Trust Certificates
     The Fund may invest in custodial receipts and trust certificates (which may be underwritten by securities dealers or banks), representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
     Although under the terms of a custodial receipt or trust certificate the Fund would be typically authorized to assert their rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Futures Contracts and Options on Futures Contracts
     The Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Fund may enter into such futures transactions only with respect to the S&P 500 Index. The Fund will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates or securities prices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.
     Futures contracts entered into by the Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”). More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.
     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, the Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.
     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price on portfolio securities or securities that a Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the value of such Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of Fund’s portfolio securities. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, the Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
     Other Considerations. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options. The Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets, or by other means, in any manner permitted by applicable law.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures position and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

     Perfect correlation between the Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are currently not available. In addition, it is not possible for the Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of the Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.
Warrants and Stock Purchase Rights
     The Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The Fund has no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Foreign Securities
     The Fund may invest in securities of foreign issuers that are traded in the United States. Potential benefits of investments by the Fund in foreign securities may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.
     The Fund may invest in foreign securities which take the form of sponsored and unsponsored ADRs and Global Depositary Receipts (“GDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).
     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. GDRs are not necessarily quoted in the same currency as the underlying security.
     To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.
     Foreign Investment Risks. Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank and the legal remedies for investors may be more limited than the remedies available in the United States.
     Investing in foreign securities involves certain special risks, including those discussed in the Fund’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund’s investments in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund also may be subject to currency exposure independent of its securities positions.
     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Fund’s net currency positions may expose it to risks independent of its securities positions.
     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of listed and unlisted foreign companies, and the legal remedies for investors may be more limited than the remedies available in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect the Fund’s investments in foreign issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
     At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.
     The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s investments in foreign issuers.
     The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.

     While the Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. The Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Preferred Stock
     The Fund may invest in preferred stock. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Equity Swaps
     The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
     The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s potential exposure, the Fund and its Investment Adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
     The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. The Fund’s ability to enter into certain swap transactions may be limited by tax considerations.
Real Estate Investment Trusts
     The Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.
     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
When-Issued Securities and Forward Commitments
     The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Investment in Unseasoned Companies
     The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Other Investment Companies
     The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, including exchange-traded funds such as Standard & Poor’s Depositary Receipts™ (“SPDRs”) and iShares,sm as defined below, but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Fund may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fee payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fee paid by such money market fund to its investment adviser. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
     Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on a stock exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”). SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P 500 and the net asset value of a Portfolio Deposit.
     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.
     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.
     The Fund may, subject to the limitations stated above, invest in iSharessm and similar securities that invest in securities included in specified indices. iSharessm are listed on a stock exchange and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of iSharessm on a stock exchange. However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of a stock exchange necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

Repurchase Agreements
     The Fund may enter into repurchase agreements with banks, brokers and securities dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
          The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Short Sales
     The use of short sales is a primary strategy of the Fund. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.
     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.
     Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.
     There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.
     In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.
Portfolio Turnover
     The Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enables the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

INVESTMENT RESTRICTIONS
     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Trust or the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or the Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.
     As a matter of fundamental policy, the Fund may not:
     (1) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act;
     (2) Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities;
     (3) Borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;
     (4) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) loans to affiliates of the Fund to the extent permitted by applicable law;

     (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;
     (6) Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
     (7) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or
     (8) Issue senior securities to the extent such issuance would violate applicable law.
     The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.
     For purposes of investment limitation no. 3 above, short sales of securities are not considered to involve borrowings of money. For purposes of investment limitation no. 5 above, securities that are sold short by a Fund are deemed to be “portfolio securities.”
     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.
     The Fund may not:
(a)	Invest in companies for the purpose of exercising control or management;

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”); or

(c)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets. (Borrowings of securities in connection with short sales are not subject to this limitation.)

TRUSTEES AND OFFICERS
     The business and affairs of the Fund are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Fund’s daily business operations.

     Trustees of the Trust
     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 63	Chairman of the Board of Trustees	Since 1997	President, ABN Associates (July 1994—March 1996 and November 1998—Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996—November 1998); Director of Arkwright Mutual Insurance Company (1984—1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	76	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 — May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	76	None

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997—August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	76	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986—1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for not-for-profit institutions) (since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	76	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	76	Lawson Products Inc. (distributor of industrial products).

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 66	Trustee	Since 1997	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990—1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	76	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

*Alan A. Shuch Age: 56	Trustee	Since 1997	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994 — May 1999); and Limited Partner, Goldman Sachs (December 1994 - May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	76	None

Interested Trustees

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

*Kaysie P. Uniacke Age: 44	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997-Present). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies). President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies). Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997 — 2002) ( registered investment companies). Trustee — Gettysburg College.	76	None

*     These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
1     Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
2     Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
3     The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Trust. As of the date of this Additional Statement, the Trust consisted of 12 portfolios, including the Fund described in this Additional Statement, and Goldman Sachs Trust consisted of 64 portfolios.
4     This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Officers of the Trust
     Information pertaining to the officers of the Trust is set forth below.
Officers of the Trust

Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997—2002) (registered investment companies).

Trustee — Gettysburg College

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003 — Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 43	Assistant Treasurer	Since 1998	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 32 Old Slip New York, NY 10005 Age: 47	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985—June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 41	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995—October 1998).

Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust

Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years

Charles Rizzo 32 Old Slip New York, NY 10005 Age: 48	Assistant Treasurer	Since 2005	Vice President, Goldman Sachs (August 2005 — Present); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (April 2003 — June 2005); Director, Tax and Financial Reporting, Deutsche Asset Management (August 2002 — April 2003);. Vice President and Treasurer, Deutsche Global Fund Services (August 1999 — August 2002).

Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999— Present); and Vice President of GSAM (April 1997—December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 42	Vice President	Since 1998	Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996—June 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 42	Vice President	Since 2000	Manager, Financial Control — Shareholder Services, Goldman Sachs (1986-Present). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998—December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 — April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

Officers of the Trust

Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002—Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997—Present).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

Dave Fishman 32 Old Slip New York, NY 10005 Age: 41	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001—Present); and Vice President, Goldman Sachs (1997—December 2001).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 43	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987—Present). Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 36	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002 — Present); Vice President, Goldman Sachs (1997-December 2002) and Fund Manager, GSAM (April 1996—Present).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Assistant Secretary	Since 2003	Vice President and Associate General Counsel, Goldman Sachs (2002—Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

1     Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
     The Board of Trustees has established seven standing committees in connection with their governance of the Fund — Audit, Governance and Nominating, Compliance, Valuation, Dividend, Schedule E and Contract Review.

     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held ___ meetings during the fiscal year ended December 31, 2005.
     The Governance and Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act) and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held ___ meetings during the fiscal year ended December 31, 2005. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of Goldman Sachs Variable Insurance Trust Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Fund; and (ii) insofar as they relate to, services provided to the Fund, of the Fund’s Investment Adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Trustees with respect to compliance matters. The Compliance Committee met ___times during the fiscal year ended December 31, 2005. All of the Independent Trustees serve on the Compliance Committee.
     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. The Valuation Committee met ___times during the fiscal year ended December 31, 2005.
     The Dividend Committee is authorized to declare dividends and capital gain distributions consistent with each Fund’s Prospectuses. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended December 31, 2005, the Dividend Committee held ___meetings with respect to the Funds of the Trust.
     The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. (“NASD”). Currently, the sole member of the Trust’s Schedule E Committee is Mr. Bakhru. The Schedule E Committee did not meet during the fiscal year ended December 31, 2005.

     The Contract Review Committee has been established for the purpose of overseeing the processes of the Board of Trustees for approving and monitoring the Fund’s investment management, distribution, transfer agency and other agreements with the Funds, Investment Adviser and their affiliates. The Contract Review Committee is also responsible for overseeing the Board of Trustees processes for approving and reviewing the operation of the Fund’s distribution, service, shareholder administration and other plans, and any agreements related to the 1940 Act. The Contract Review Committee also provides appropriate assistance to the Board of Trustees in connection with the Board’s approval, oversight and review of the Fund’s other service providers including, without limitation, the Fund’s custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met ___times during the fiscal year ended December 31, 2005. All of the Independent Trustees serve on the Contract Review Committee.
Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Trust and Goldman Sachs Trust. Shares of the Funds are only offered to separate accounts of participating insurance companies for the purpose of funding various annuity contracts and variable life insurance policies and are not available for direct investment by the Trustees. In addition, prior to the date of this Additional Statement, the Fund did not offer its shares for purchase to participating insurance companies.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of	Portfolios in Fund Complex
Name of Trustee	Equity Securities in the Fund[1]	Overseen By Trustee[2]

Ashok N. Bakhru	None	Over $100,000
John P. Coblentz, Jr.	None	Over $100,000
Patrick T. Harker	None	Over $100,000
Mary P. McPherson	None	Over $100,000
Alan A. Shuch	None	Over $100,000
Wilma J. Smelcer	None	Over $100,000
Richard P. Strubel	None	Over $100,000
Kaysie P. Uniacke	None	Over $100,000

1    Includes the value of shares beneficially owned by each Trustee in the Fund described in this Additional Statement as of ______ __, 2006.
2    Includes the Trust and Goldman Sachs Trust. As of the date of this Additional Statement, the Trust consisted of 12 portfolios, and Goldman Sachs Trust consisted of 64 portfolios.
     As of December 31, 2005, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Board Compensation
     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, and Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2005:
Trustee Compensation

		Pension or
		Retirement
	Aggregate	Benefits Accrued as	Total Compensation
	Compensation	Part of the Trust's	From Fund
Name of Trustee	from the Fund	Expenses	Complex[2]

Ashok N. Bakhru[1]	$0	$0	$
John P. Coblentz, Jr.	0	0
Patrick T. Harker	0	0
Mary P. McPherson	0	0
Alan A. Shuch	0	0
Wilma J. Smelcer	0	0
Richard P. Strubel	0	0
Kaysie P. Uniacke	0	0

[1]	Includes compensation as Board Chairman.

[2]	The Fund Complex consists of the Trust and Goldman Sachs Trust. The Trust consisted of 12 portfolios and Goldman Sachs Trust consisted of 64 portfolios as of the date of this Additional Statement.
Miscellaneous
     The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

MANAGEMENT SERVICES
Investment Adviser
     As stated in the Fund’s Prospectus, GSAM (formerly, Goldman Sachs Funds Management, L.P.), 32 Old Slip, New York, New York 10005, serves as Investment Adviser to the Fund. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Fund’s Prospectus for a description of the Investment Adviser’s duties to the Fund.
     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Bangkok, Beijing, Buenos Aires, Calgary, Dublin, Frankfurt, Geneva, George Town, Hong Kong, Johannesburg, London, Madrid, Mexico City, Milan, Moscow, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Stockholm, Sydney, Taipei, Tokyo, Toronto, and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as the Management Agreement is in effect.
     The Investment Adviser is able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,400 companies, over 50 economies and over 25 markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Adviser.
     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor’s annual “All-America Research Team” survey. In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics to structure and evaluate portfolios.
     In managing the Funds, the Investment Adviser has access to Goldman Sachs’ economics research. The Economics Research Department based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.

     The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others as long as the services under the Management Agreement are not impaired thereby. The Management Agreement for the Fund was initially approved by the Trustees, including a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on _________, 2005. A discussion regarding the Trustees’ basis for approving the Management Agreement will be available in the Fund’s semi-annual report dated June 30, 2006.
     The Management Agreement will remain in effect with respect to the Fund until June 30, 2006 and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement will terminate automatically with respect to the Fund if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.
     Pursuant to the Management Agreement, the Investment Adviser is entitled to receive the following fee, payable monthly based on the Fund’s average daily net assets:      %.
     In addition to providing advisory services under its Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of the Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for at the Fund’s expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Portfolio Managers — Other Accounts Managed by the Portfolio Managers
The following table discloses other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management.

[update]	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered						Registered
Name of	Investment		Other Pooled		Other		Investment		Other Pooled		Other
Portfolio Manager	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
	Number		Number		Number		Number		Number		Number
	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets
	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed
Structured U.S. Equity Flex Fund
Quantitative Equity Team
Andrew Alford
Robert C. Jones

*	The information is as of December 31, 2005.

     Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Fund as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of other accounts, see “Potential Conflicts of Interest — Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts” and “Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers — Compensation
     Quantitative Equity Team Base Salary and Performance Bonus. The Quantitative Equity Team’s (the “QE Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager’s individual performance; his or her contribution to the overall performance of QE Team strategies; and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the Team’s pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the Team performed consistently with objectives and client commitments; (2) whether the Team achieved top tier rankings and ratings; and (3) whether the Team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.

     The QE Team’s decision may also be influenced by the following: the performance of the Investment Adviser and anticipated compensation levels among competitive firms.
     The benchmark for the Fund is the S&P 500 Index.
     Other Compensation. In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
Portfolio Managers — Portfolio Manager’s Ownership of Securities in the Funds They Manage
     The Fund was not in operation prior to the date of the Additional Statement. Shares of the Fund are only offered to separate accounts of participating insurance companies for the purpose of funding various annuity contracts and variable life insurance policies and are not available for direct investment by the portfolio managers.
Distributor and Transfer Agent
     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, the Fund is responsible for, among other things, the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC and in the various states, including registering the Fund as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.
     The Distributor will pay for, among other things, printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to variable annuity and variable insurance accounts and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to variable annuity and variable insurance accounts. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund. (The Distributor may, however, receive fees under the Fund’s Distribution and Service Plan for Service Shares as explained in the Fund’s Prospectus and this Additional Statement.)
     As agent, the Distributor currently offers shares of the Fund on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreements provide that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no firm commitment to acquire shares of the Fund.
     Goldman Sachs, 71 South Wacker Drive, Suite 500, Chicago, IL 60606, serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to the Fund to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquires, and (ix) render certain other miscellaneous services. The fees charged for transfer agency services are calculated daily and payable monthly at an annual rate of      % the average daily net assets of the Fund.
     The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
     The Trust, on behalf of the Fund, is responsible for the payment of the Fund’s respective expenses. The expenses include, without limitation, the fee payable to the Investment Adviser, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Fund, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs and its affiliates with respect to the Trust), expenses of preparing and setting in type the Prospectus, Additional

Statement, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any fees and expenses assumed by the Fund pursuant to its distribution and service plan, compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under the distribution and service plan applicable to Service Shares, all Fund expenses are borne on a non-class specific basis.
     The imposition of the Investment Adviser’s fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fee and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
     As of the date of this Additional Statement, the Investment Adviser voluntarily has agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, dividend expenses on short sales, taxes, interest, brokerage, and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) for the Fund to the extent such expenses exceed, on an annual basis, the following percentage of the Fund’s average daily net assets:

Other Expense Limit

Structured U.S. Equity Flex Fund	%
     Such reductions or limits, if any, are calculated monthly on a cumulative basis during the Fund’s fiscal year and may be discontinued or modified by the Investment Adviser in its discretion at any time.
     Fees and expenses borne by the Fund relating to legal counsel, registering shares of the Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. The Fund may also bears an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by the Fund’s Custodian.
Custodian
     State Street, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

Independent Registered Public Accounting Firm
     Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Fund’s independent registered public accounting firm. In addition to audit services, Ernst & Young LLP prepares the Fund’s federal and state tax returns, and provides assistance on certain non-audit matters.
POTENTIAL CONFLICTS OF INTEREST
Summary
     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financer, advisor, market maker, proprietary trader, prime broker, lender and agent, and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the Fund invest. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Adviser, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund. The Fund will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and their service providers. Such additional businesses and interests may give rise to potential conflicts of interest. The following is a brief summary description of certain of these potential conflicts of interest:

•	While the Investment Adviser will make decisions for the Fund in accordance with its obligation to manage the Fund appropriately, the fees, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Adviser than it would have been had other decisions been made which also might have been appropriate for the Fund.

•	Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Fund or other dealings with the Fund that would create incentives for them to promote the Fund.

•	While the allocation of investment opportunities among Goldman Sachs, the Fund and other funds and accounts managed by Goldman Sachs may raise potential conflicts because of financial or other interests of Goldman Sachs or its personnel, the Investment Adviser will not make allocation decisions solely based on such factors.

•	The Investment Adviser will give advice to and make investment decisions for the Fund as it believes is in the fiduciary interests of the Fund. Advice given to the Fund or investment decisions made for the Fund may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Fund, and actions taken by the Fund may benefit Goldman Sachs or other funds or accounts.

•	Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.

•	Goldman Sachs will be under no obligation to provide to the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, technical models or research in its possession.

•	To the extent permitted by the Act, the Fund may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Fund and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.

•	Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Fund and will retain all commissions, fees and other compensation in connection therewith.

•	Securities traded for the Fund may, but are not required to, be aggregated with trades for other funds or accounts managed by Goldman Sachs. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund.

•	Products and services received by the Investment Adviser or its affiliates from brokers in connection with brokerage services provided to the Fund and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Fund and such other funds and accounts.

•	While the Investment Adviser will make proxy voting decisions as it believes appropriate and in accordance with the Investment Adviser’s policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Adviser with respect to the Fund’s portfolio securities may favor the interests of other clients or businesses of other divisions or units of Goldman Sachs.

•	Regulatory restrictions (including relating to the aggregation of positions among different funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the Fund. Information held by Goldman Sachs could have the effect of restricting investment activities of the Fund.

Present and future activities of Goldman Sachs in addition to those described in this section may give rise to additional conflicts of interest. Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
     As a registered investment adviser under the Investment Advisers Act of 1940, the Investment Adviser is required to file a Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Adviser. A copy of Part 1 of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities
Goldman Sachs’ Other Activities May Have an Impact on the Fund
     The Investment Adviser makes decisions for the Fund in accordance with its obligations as the Investment Adviser of the Fund. However, Goldman Sachs’ other activities may have a negative effect on the Fund. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Fund will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Investment Adviser will make decisions for the Fund in accordance with its obligations to manage the Fund appropriately, the fees, compensation and other benefits (including relating to business relationships of Goldman Sachs) to Goldman Sachs arising therefrom may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Adviser for the Fund than they would have been had other decisions been made which also might have been appropriate for the Fund.
Goldman Sachs’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
     Goldman Sachs, its personnel and other financial service providers, have interests in promoting sales of the Fund. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management.

Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
     Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with an account for which Goldman Sachs serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend Goldman Sachs over unaffiliated investment advisers or to effect transactions differently in one account over another.
     Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data-related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultants’ points of view on the investment management process. Consultants and other third parties that provide consulting or other services to potential investors in the Fund may receive fees from Goldman Sachs or the Fund in connection with the distribution of shares in the Fund or other Goldman Sachs products. In addition, Goldman Sachs personnel, including employees of the Investment Adviser, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund or distribute the Fund. In addition, Goldman Sachs, including the Investment Adviser, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Goldman Sachs may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that would create incentives for them to promote the Fund or raise other conflicts.
Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Fund and Other Goldman Sachs Accounts
     Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Fund, including in situations in which Goldman Sachs or its personnel (including personnel of the Investment Adviser) have interests. For example, the Fund may be competing for investment opportunities with current or future accounts or funds managed or advised by Goldman Sachs (including the Investment Adviser). These accounts or funds may provide greater fees or other compensation (including performance based fees) to Goldman Sachs (including the Investment Adviser) or in which Goldman Sachs (including the Investment Adviser) or its personnel have an interest (collectively, the “Client/GS Accounts”).
     Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Fund and/or may seek to make investments in securities or other instruments in which the Fund may invest. This will create potential conflicts and potential differences among the Fund and other Client/GS Accounts, particularly where there is limited availability or limited liquidity for those investments. The Investment Adviser has developed policies and procedures that provide that it will allocate investment opportunities and make purchase and sale decisions among the Fund and other Client/GS Accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each Client/GS Account, to be reasonable.
     The Investment Adviser will make allocations for the Fund and other Client/GS Accounts with reference to numerous factors that may include, without limitation, relative sizes and expected future sizes of applicable accounts, investment objectives and guidelines, risk tolerance, risk parameters and strategy allocations, availability of other investment opportunities, available cash for investment, relative attractiveness of an opportunity to different accounts, concentration of positions in an account, appropriateness of the opportunity for the benchmark of an account, use of the opportunity as a replacement for a security or instrument the Investment Adviser believes to be attractive for an account but that for some reason cannot be held in the account because the Investment Adviser is attempting to achieve industry exposure generally and the opportunity is purchased in a subset of accounts that have the lowest weighting in the pertinent industry, and/or the opportunity may be purchased in a subset of accounts that have the highest cash positions.
     Although allocating orders among the Fund and other Client/GS Accounts may create potential conflicts of interest because of the interests of Goldman Sachs or its personnel or because Goldman Sachs may receive greater fees or compensation from one of the Client/GS Account’s allocations, the Investment Adviser will not make allocation decisions based on such interests or greater fees or compensation.
     Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. The Investment Adviser may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Client/GS Accounts or for itself or an affiliate, but not for the Fund, or are appropriate for, or available to, the Fund but in different sizes, terms or timing than is appropriate for other Client/GS Accounts, or may determine not to allocate to or purchase or sell for Client/GS Accounts all investment transactions for which Client/GS Accounts may be eligible. Therefore, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.

Other Potential Conflicts Relating to the Management of the Fund by the Investment Adviser
Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
     From time to time and subject to the Investment Adviser’s policies and procedures regarding informational barriers, the Investment Adviser may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. The performance by such persons of obligations related to their consultation with personnel of the Investment Adviser could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Adviser, such persons may receive information regarding the Investment Adviser’s proposed investment activities of the Fund that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.
     The Investment Adviser makes decisions for the Fund based on the Fund’s investment program. The Investment Adviser from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models.
     In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Fund any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Adviser’s personnel or other Goldman Sachs personnel advising or otherwise providing services to the Fund, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Fund.
     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Fund to buy and sell investments. The investment flexibility of the Fund may be constrained as a consequence. The Investment Adviser generally is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Fund.
Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities On Behalf of Other Accounts
     The results of the investment activities of the Fund may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Adviser will manage the Fund and the other Client/GS Accounts it manages in accordance with their respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Adviser may give to the Fund, or may involve a different timing or nature of action than with respect to the Fund.
     Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Fund. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. For example, the Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment.
     In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding the Fund is based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
     Conflicts may also arise because portfolio decisions regarding the Fund may benefit other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.
     The directors, officers and employees of Goldman Sachs, including the Investment Adviser, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the

Investment Adviser). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund and Goldman Sachs, as the Fund’s Investment Adviser and distributor, have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Fund and Goldman Sachs, as the Fund’s Investment Adviser and distributor, have adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Adviser which the Investment Adviser deems to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Adviser and the Fund. The Codes of Ethics require that personnel of the Investment Adviser complies with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Adviser is subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
     Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Adviser’s transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Adviser, and such transactions may negatively impact the Fund. The Fund may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.
     The Investment Adviser’s management of the Fund may benefit Goldman Sachs. For example, the Fund may, to the extent permitted by applicable law, invest directly or indirectly in the securities of companies in which Goldman Sachs has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Fund may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Fund to have to divest certain investments. The purchase, holding and sale of investments by the Fund may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.
     Goldman Sachs and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of Goldman Sachs or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
     Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Fund or with respect to underlying securities, currencies or instruments of the Fund, or which may be otherwise based on the performance of the Fund. The structure or other characteristics of the derivative instruments may have an adverse effect on the Fund. For example, the derivative instruments could represent leveraged investments in the Fund, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Fund more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Fund and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Fund. Similarly, Goldman Sachs (including its personnel or Client/GS Accounts) may invest in the Fund, may hedge its derivative positions by buying or selling shares of the Fund, and reserves the right to redeem some or all of its investments at any time. These investments and redemptions may be significant and may be made without notice to the shareholders.
Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds
     To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, the Fund, to the extent permitted by the Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.
Goldman Sachs May In-Source or Outsource
     Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Fund
     To the extent permitted by applicable law, the Fund may enter into transactions and invest in futures, securities, options, or other instruments in which Goldman Sachs serves as the counterparty. The Fund may also enter into cross transactions in which Goldman Sachs acts on behalf of the Fund and for the other party to the transaction.

Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. For example, Goldman Sachs may represent both the Fund and another Client/GS Account in connection with the purchase of a security by the Fund, and Goldman Sachs may receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause the Fund to purchase such security. The Fund will only consider engaging in a principal or cross transaction with Goldman Sachs or its affiliates on behalf of a Client/GS Account to the extent permitted by applicable law.
     Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel.
     Subject to applicable law, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Fund as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
     When Goldman Sachs acts as broker, dealer, agent, advisor or in other commercial capacities in relation to the Fund, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Fund.
     The Fund will be required to establish business relationships with its counterparties based on its own credit standing. Goldman Sachs, including the Investment Adviser, will not have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Goldman Sachs in evaluating the Fund’s creditworthiness.
Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
     Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Adviser and its affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or inconsistent with client direction.
     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

     The Investment Adviser may select brokers (including, without limitation, affiliates of the Investment Adviser) that furnish the Investment Adviser, the Fund, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s views, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing the Fund and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other Client/GS Accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other Client/GS Accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services themselves. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.
     The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in its investment decision-making processes.
     The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.
     The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or their affiliates provided that the Investment Adviser believe such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this Additional Statement entitled “Proxy Voting.”
Potential Regulatory Restrictions on Investment Adviser Activity
     From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.
     The investment activities of Goldman Sachs for its proprietary accounts and for other accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Fund or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser on behalf of clients (including the Fund) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deems it appropriate in light of potential regulatory restrictions on ownership or other impairments resulting from reaching investment thresholds.

PORTFOLIO TRANSACTIONS AND BROKERAGE
     The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.
     In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     In placing orders for portfolio securities of a Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Investment Adviser and its affiliates or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of its decision-making responsibilities.
     Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund’s, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. On occasion, a broker-dealer might furnish the Investment Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Investment Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Fund or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Investment Adviser from its own funds.
     On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.
     The Fund may participate in a commission recapture program. Under the program, participating broker-dealers will rebate a percentage of commissions earned as Fund portfolio transactions to the Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Fund.
     Subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for the Fund. In order for Goldman Sachs or an affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Goldman Sachs must be fair and reasonable compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. The Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs or an affiliate are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.
NET ASSET VALUE
     General. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of Service Shares of the Fund is calculated by determining the value of the net assets attributable to that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. In 2006, the New York Stock Exchange is closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (observed).
     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
     Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.
     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over—the—counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Fund’s investments are valued based on market quotations which may be furnished by a pricing service or provided by securities dealers or, in the case of foreign equity securities, “fair value” prices provided by an independent fair value service (if available) that are intended to reflect more accurately the value of those securities at the time the Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.
     The proceeds received by the Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or particular series and constitute the underlying assets of the Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the net asset values of the Fund or series except where allocations of expenses can otherwise be fairly made.
     The Trust has adopted a policy to handle certain NAV related errors occurring in the operation of the Fund, and under certain circumstances neither the Fund nor shareholders who purchase or sell shares during periods that errors accrue or occur may be recompensed in connection with the resolution of the error.

PERFORMANCE INFORMATION
     The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.
     Thirty-day yield is derived by dividing net investment income earned during the period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.
     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.
     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.
     Average annual total return (Before Taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.
     The Fund’s performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze the Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.
     Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund’s net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.
     The Fund’s performance data will be based on historical results and will not be intended to indicate future performance. The Fund’s total return yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund. The value of the Fund’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption. Performance may reflect expense limitations in effect. In their absence, performance would be reduced.
     Performance quotations will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, the performance of each class of shares of the Fund will differ.
SHARES OF THE TRUST
     The Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes. As of the date of this Additional Statement, the Trustees have classified shares in the Fund as a class of shares called Service Shares. Additional series and classes may be added in the future.
     Each Service Share of the Fund represents a proportionate interest in the assets belonging to the Fund. All expenses of the Fund are borne by the class, including fees and expenses under distribution and service plan. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. In addition, the fees and expenses under the distribution and service plan for Service Shares may be subject to voluntary fee waivers or reimbursements, as discussed in the Fund’s Prospectus.
     When issued for the consideration described in the Prospectus, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.
     The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series, or class affecting assets of the type in which it invests;

or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments; or (iv) that the Trustees determine to submit to shareholders.
     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
     Under Delaware Law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the

Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other Adviser in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Series for the expense of any such Adviser in the event that the Trustees determine not to bring such action.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
TAXATION
     Shares of the Fund are offered to separate accounts that fund variable annuity contracts and variable insurance policies issued by participating insurance companies. See the prospectus for such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.
     The following is only a summary of certain additional tax considerations generally affecting the Fund that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning. Each prospective investor is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.
Federal Tax Matters
     The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Fund shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code, as life insurance or annuities, respectively, and that the shareholders are treated as owners of the Fund shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Fund shares because the Fund shares will be sold only to insurance companies. Insurance companies that purchase Fund shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Fund shares.
     The Fund intends to qualify, for each taxable year, as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code.

     There are certain tax requirements that the Fund must follow if it is to avoid federal taxation. In its efforts to adhere to these requirements, the Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.
     For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations for federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in the Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.
     If the Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. The Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net tax-exempt interest. If, instead, the Fund retains any investment company taxable income or net capital gain it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rate without any deduction for dividends paid, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
     The Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. Government Securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.
     For purposes of these diversification tests, a segregated asset account investing in shares of a regulated investment company generally will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a “Closed Fund”). The Fund intends to be a Closed Fund.
     If the segregated asset account upon which a variable contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not “adequately diversified” and (b) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code. The “income on the contract” is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if the Fund did not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Fund through a segregated asset account might be treated as owners of Fund shares and might be subject to tax on distributions made by the Fund.

     In order to avoid a 4% federal excise tax, the Fund may be required to distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for previous years that were not distributed for such year and on which the Fund paid no federal income tax. However, the excise tax does not apply to the Fund whose only shareholders during the year generally are segregated asset accounts and tax-exempt investors.
     The Fund will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate those taxes in some cases.
     In addition, a Fund’s transactions in short sales, futures contracts, options, swaps, and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
State and Local
     The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of the Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities. Investors should consult their own tax advisers concerning state and local tax matters.
FINANCIAL STATEMENTS
     The audited financial statements and related report (when available) of Ernst & Young LLP, independent registered public accounting firm for the Fund will be contained in the Fund’s Annual Report for the period ending December 31, 2006. A copy of the Annual Report may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of the Fund’s Prospectus.
PROXY VOTING
     The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Fund. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’ guiding principles.
     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.
     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.
     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.
     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.
     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s managers based on their assessment of the particular transactions or other matters at issue.
     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Fund’s website at http://www.gs.com/funds and on the SEC’s website at http://www.sec.gov.
PAYMENTS TO INTERMEDIARIES
     The Investment Adviser, Distributor and/or their affiliates may make payments to participating insurance companies and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Fund. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates own assets, and are not an additional charge to the Fund or their shareholders. The Additional Payments are in addition to the fees paid by the Fund described in the Fund’s Prospectus and this Additional Statement.
     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund, which may consist of payments relating to Fund included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Fund; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Fund. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Fund. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation.
     For the fiscal year ended December 31, 2005, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately ___Intermediaries. During the fiscal year ended December 31, 2005, the Investment Adviser, Distributor and their affiliates paid to Intermediaries approximately $_________ million in Additional Payments (including payments made through sub-transfer agency and networking agreements) with respect to all of the funds of the Trust.
     The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries and may vary with respect to the type of fund sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these Additional Payments, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Fund based, at least in part, on the level of compensation paid. Shareholders should contact their participating insurance company or other Intermediary for more information about the payments they receive and any potential conflicts of interest.
     Please contact your Intermediary if you have a question about whether your Intermediary receives the Additional Payments described above. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
     The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that neither the Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. The Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so and check with the Fund Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel- Drinker Biddle & Reath LLP, the Fund’s financial printer- Bowne, the Fund’s proxy voting service- ISS and Elkins/McSherry LLC. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter is reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.
     The Fund currently intends to publish on the Trust’s website (http://www.gs.com/funds) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund intends to publish on the Trust’s website month-end top ten holdings subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.
     Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this Additional Statement, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.

Miscellaneous
     The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from the Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
     The right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
     As stated in the Fund’s Prospectuses, the Trust may authorize Intermediaries and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Intermediaries or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
     In the interest of economy and convenience, the Trust does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.
     The Fund’s Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
     Statements contained in the Fund’s Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

DISTRIBUTION AND SERVICE PLAN
     Distribution and Service Plan. As described in the Fund’s Prospectus for Service Shares, the Trust has adopted, on behalf of Service Shares of the Fund, a distribution and service plan (the “Plan”). See “Shareholder Guide — Distribution Services and Fees” in the Prospectus. The fees payable under the Plan are subject to Rule 12b-1 under the Act, and finance distribution and other services that are provided to investors in the Fund and enable the Fund to offer investors the choice of investing in Service Shares when investing in the Fund. In addition, fees payable under the Plan may be used to assist the Fund in reaching and maintaining asset levels that are efficient for the Fund’s operations and investments.
     The Plan for the Fund was approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of approving the Plan on February ___, 2006.
     The compensation for distribution services payable under the Plan to Goldman Sachs may not exceed ____% per annum of the Fund’s average daily net assets attributable to Service Shares of the Fund. Under the Plan, the distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.
     The Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plan may be sold by Goldman Sachs as distributor to entities which provide financing for payments to participating insurance companies in respect of sales of Service Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Fund’s Service Shares.
     Under the Plan, Goldman Sachs, as distributor of the Fund’s Service Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plan and the purposes for which such services were performed and expenditures were made.
     The Plan will remain in effect until June 30, 2006, and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plan. The Plan may not be amended to increase materially the amount of distribution compensation without approval of a majority of the outstanding Service Shares of the Fund, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. The Plan may be terminated at any time as to the Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Service Shares of the Fund. If the Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as the Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its Service Shareholders.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.
     “A-3” — Obligator has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” — An obligation is more vulnerable to nonpayment than obligations rated “B”. The obligor currently has the capacity to meet its financial commitment on the obligation; however, adverse business, financial or economic conditions will likely impair the obligor’s capacity to meet its financial commitment on the obligation.
     “C” — Obligations are currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar actions taken but payments on this obligation are being continued.
     “R” — An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.
     “D” — Obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The “D” rating category is used when the default will be a general default and the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when the obligor has selectively defaulted on a specific issue class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

1-A

     “N.R.” — An issuer designated N.R. is not rated.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following:
     “P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
     “NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch Ratings, Inc. (“Fitch”) short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

2-A

     “F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
     “B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     “C” — Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “RD” — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.
     “D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” — This designation indicates that Fitch does not publicly rate the issuer or issue in question.
     “Withdrawn” — A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

3-A

     “R-1 (low)” — Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.
     “R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-2 (low)” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-3 (high),” “R-3 (middle),” “R-3 (low)” — Short-term debt rated “R-3” is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “D” — A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

4-A

Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA” — An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” — The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

5-A

     “D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “N.R.” — Not rated.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
     “Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

6-A

     “C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” — Securities considered to be investment grade and of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” — Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” — Securities considered to be investment grade and of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” — Securities considered to be investment grade and of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     “BB” — Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” — Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC,” “CC” and “C” — Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

7-A

     “RD” — Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
     “D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” indicates that Fitch does not rate the issuer or issue in question.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” — Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     “A” — Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” — Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” — Long-term debt rated “BB” is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

8-A

     “B” — Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, “CC” and “C” —Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” — A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.
     (“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.
Municipal Note Ratings
     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     Note rating symbols are as follows:
     “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

9-A

     “SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
     “MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

10-A

     “VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
A Standard & Poor’s issuer credit rating is a current opinion of an obligor’s overall capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor’s capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer’s rating is not a recommendation to purchase, sell, or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
Fitch credit ratings are an opinion on the relative ability of an entity’s financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

11-A

APPENDIX B
2005 ISS PROXY VOTING GUIDELINES SUMMARY
The following is a concise summary of the ISS proxy voting policy guidelines for 2005.
1.	Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee
2.	Board of Directors
Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

1-B

Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.
3.	Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
4.	Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
5.	Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

2-B

6.	Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7.	Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8.	Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder
9.	Executive and Director Compensation
ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.
Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
•	The plan expressly permits repricing of underwater options without shareholder approval; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group
A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To

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demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.
Director Compensation
Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:
•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options
Qualified Employee Stock Purchase Plans
Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR qualified employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.
Nonqualified Employee Stock Purchase Plans
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR nonqualified plans with all the following features:
•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

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Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
•	Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).
10.	Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
Vote:
•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

•	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

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APPENDIX C
BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.
Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.
     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.
     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.
     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.
     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.
     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.
     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.
     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.
     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.
     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

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     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.
     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.
     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.
     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.
     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

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Goldman, Sachs & Co.’s History of Excellence
1869
Is founded by Marcus Goldman
1882
Becomes a private partnership when Samuel Sachs joins the firm
1896
Joins New York Stock Exchange
1906
Takes Sears public
1925
Finances Warner Brothers to develop sound in movies
1933-69
Senior Partner Sidney J. Weinberg serves as adviser to five presidents: Roosevelt, Truman, Eisenhower, Kennedy, and Johnson
1956
Co-manages Ford’s initial public offering, the largest IPO to date
1985
Senior Partner John C. Whitehead named Deputy Secretary of State
1986
Takes Microsoft public
1988
Goldman Sachs Asset Management (GSAM) is established, formalizing the asset management capability that Goldman Sachs initiated in 1981 by managing money market funds for institutional clients; 50 employees
1990s
Investment Banking Division is #1 in M&A for seven years in the 1990s
1995
Senior Partner Robert E. Rubin named Treasury Secretary
1996
GSAM acquires CIN Management ($23 B)

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1997
Launches web site that delivers trading ideas, research reports, and analytical tools to clients worldwide
GSAM acquires Commodities Corp. ($1.6 B in Hedge Fund assets); Acquires Liberty Investment Management ($6B in growth assets)
1998
Takes ebay public
1999
Goldman, Sachs & Co. becomes a public company
2001
GSAM AUM pass $300B mark
2002
Advises and services 45% of the Forbes 400 1
Growth Team is awarded the year’s single largest U.S. institutional mandate
2003
Acquires The Ayco Company, L.P.; Announces it will combine Australian operation with JBWere to form Goldman Sachs JBWere
1.	Source: Forbes.com, October 2003. Reprinted by permission of Forbes Magazine © 2004 Forbes Inc.

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PART C — OTHER INFORMATION

Item 23.	Exhibits

	(a)	(1)	Agreement and Declaration of Trust dated September 16, 1997 is incorporated herein by reference to exhibit (1) of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Securities and Exchange Commission (“Commission”) on September 18, 1997 (Accession No. 0000950130-97-004157) (the Initial Registration Statement”).

		(2)	Amendment No. 1 dated October 21, 1997 to Agreement and Declaration of Trust is incorporated herein by reference to exhibit (a)(2) of Pre-Effective Amendment No. 1 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on December 23, 1997 (Accession No. 0000950130-97-005710) (“Pre-Effective Amendment No. 1”).

		(3)	Amendment No. 2 dated January 22, 1999 to Agreement and Declaration of Trust is incorporated herein by reference to exhibit (a)(3) of Post-Effective Amendment No. 2 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on February 26, 1999 (Accession No.0000950130-99-001075) (“Post-Effective Amendment No. 2”).

		(4)	Amendment No. 3 dated April 28, 1999 to Agreement and Declaration of Trust is incorporated herein by reference to exhibit (a)(4) of Post-Effective Amendment No. 3 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on January 31, 2000 (Accession No. 0000950130-00-000305)(“Post-Effective Amendment No. 3”).

		(5)	Amendment No. 4 dated February 3, 2000 to Agreement and Declaration of Trust is incorporated herein by reference to exhibit (a)(5) of Post-Effective Amendment No. 4 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on April 13, 2000 (Accession No. 0000950130-00-002070) (“Post-Effective Amendment No. 4”).

		(6)	Amendment No. 5 dated August 1, 2000 to Agreement and Declaration of Trust is incorporated herein by reference to exhibit (a)(6) of Post-Effective Amendment No. 5 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on April 13, 2001 (Accession No. 0000950109-01-500531) (“Post-Effective Amendment No. 5”).

	(7)	Amendment No. 6 dated April 25, 2001 to Agreement and Declaration of Trust is incorporated herein by reference to exhibit (a)(7) of Post-Effective Amendment No. 6 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on April 29, 2002 (Accession No. 0000950123-02-004328) (“Post-Effective Amendment No. 6”).

	(8)	Amendment No. 7 dated August 1, 2002 to the Agreement and Declaration of Trust is incorporated herein by reference to exhibit (a)(8) of Post-Effective Amendment No. 7 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on April 15, 2003 (Accession No. 0000950123-03-004261) (“Post-Effective Amendment No. 7”).

(b)	(1)	By-Laws of Registrant dated September 16, 1997 are incorporated herein by reference to exhibit (2) of the Initial Registration Statement.

	(2)	Amendment No. 1 dated August 1, 2002 to the By-Laws is incorporated herein by reference to exhibit (b)(2) of Post-Effective Amendment No. 7.

	(3)	Amended and Restated By-Laws dated October 30, 2002 are incorporated herein by reference to exhibit (b)(3) of Post-Effective Amendment No. 7.

	(4)	Amendment No. 1 to Amended and Restated By-Laws, dated November 4, 2004 is incorporated herein by reference to exhibit (b)(4) of Post-Effective Amendment No. 9 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on February 23, 2005 (Accession No. 0000950123-05-002150) (“Post-Effective Amendment No. 9”).

(c)		Article II, Section 10, Article IV, Section 4, Article V, Article VI, Article VII, Article IX, Section 8, Section 9, and Section 12 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated herein by reference as Exhibit (b)(3).

(d)	(1)	Management Agreement among Registrant, Goldman Sachs Asset Management and Goldman Sachs Asset Management International on behalf of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity, Capital Growth, International Equity, Global Income and High Yield Funds is incorporated herein by reference to exhibit (5) of Pre-Effective Amendment No. 1.

	(2)	Amended Annex A to Management Agreement among Registrant, Goldman Sachs Asset Management and Goldman Sachs Asset Management International on behalf of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity, Capital Growth, International Equity, Global Income, High Yield, CORE Large Cap Value, CORE International Equity, Short Duration Government and Internet Tollkeeper Funds is incorporated herein by reference to exhibit (d)(2) of Post-Effective Amendment No. 5.

	(3)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. is incorporated herein by reference to exhibit (d)(3) of Post-Effective Amendment No. 8 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on April 15, 2004 (Accession No. 0000950123-04-004626) (“Post-Effective Amendment No. 8”).

	(4)	Fee Reduction Commitment dated April 29, 2005 by Goldman Sachs Asset Management, L.P. and Registrant relating to the CORE U.S. Equity Fund is incorporated herein by reference to exhibit (d)(4) of the Post Effective Amendment No. 12 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on August 22, 2005 (Accession No. 0000950123-05-010196).

(e)		Amended and Restated Distribution Agreement between Registrant and Goldman, Sachs & Co. dated February 3, 2000 is incorporated herein by reference to exhibit (e) of Post-Effective Amendment No. 5.

(f)		Not Applicable.

(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company dated December 31, 1997 is incorporated herein by reference to exhibit (8) of Post-Effective Amendment No. 1 of the Registration Statement on Form N-1A (No. 333-35883 and 811-08361) filed with the Commission on November 18, 1998 (Accession No. 0000950130-98-005579) (“Post-Effective Amendment No. 1”).

	(2)	Letter Agreement relating to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated January 21, 2000 (Internet Tollkeeper Fund) is incorporated herein by reference to exhibit (g)(4) of Post-Effective Amendment No. 5.

	(3)	Amendment dated July 2, 2001 to the Custodian Contract dated December 31, 1997 between Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (g)(3) of Post-Effective Amendment No. 6.

	(4)	Amendment dated August 1, 2001 to the Custodian Contract dated December 31, 1997 between Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (g)(4) of Post-Effective Amendment No. 7.

(h)	(1)	Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. dated October 21, 1997 is incorporated herein by reference to exhibit (9)(a) of Pre-Effective Amendment No. 1.

	(2)	Letter Agreement relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. (Internet Tollkeeper Fund) is incorporated herein by reference to exhibit (h)(4) of Post-Effective Amendment No. 5.

	(3)	Form of Participation Agreement is incorporated herein by reference to Exhibit (9)(b) of Pre-Effective Amendment No. 1.

	(4)	Amendment dated August 1, 2002 to the Transfer Agency Agreement dated October 21, 1997 between Registrant and Goldman, Sachs & Co. is incorporated herein by reference to exhibit (h)(4) of Post-Effective Amendment No. 7.

(i)	(1)	Opinion and consent of counsel relating to the Goldman Sachs Growth and Income, Goldman Sachs CORE U.S. Equity, Goldman Sachs CORE Large Cap Growth, Goldman Sachs CORE Small Cap Equity, Goldman Sachs Capital Growth, Goldman Sachs Mid Cap Equity, Goldman Sachs International Equity, Goldman Sachs Global Income and Goldman Sachs High Yield Funds is incorporated herein by reference to exhibit (10)(a) of Pre-Effective Amendment No. 1.

	(2)	Opinion and consent of counsel relating to the Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Conservative Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio is incorporated herein by reference to exhibit (i)(2) of Post-Effective Amendment No. 2.

	(3)	Opinion and consent of counsel relating to the Goldman Sachs Internet Tollkeeper Fund is incorporated herein by reference to exhibit (i)(3) of Post-Effective Amendment No. 5.

(j)		Consent of Counsel is filed herewith.

(k)		Not Applicable.

(l)		Purchase Agreement between Registrant and The Goldman Sachs Group, L.P. dated December 12, 1997 is incorporated herein by reference to exhibit (13) of Pre-Effective Amendment No 1.

(m)		Not Applicable.

(n)		None.

(o)		Not Applicable.

(p)	(1)	Code of Ethics — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, dated April 23, 1997, as amended November 4, 2004 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 9.

	(2)	Code of Ethics — Goldman, Sachs & Co., Goldman Sachs Asset Management L.P. and Goldman Sachs Asset Management International, effective January 23, 1991, as revised November 4, 2004 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 9.

(q)	(1)	Power of Attorney of Mr. Perlowski is incorporated herein by reference to Post-Effective Amendment No. 1.

	(2)	Powers of Attorney of Messrs. Bakhru, Coblentz, Harker, Shuch and Strubel, and Mmes. McPherson, Smelcer and Uniacke are filed herewith.

Item 24.	Persons Controlled By or Under Common Control with Registrant

Not applicable.

Item 25.        Indemnification
     Article IV of the Agreement and Declaration of Trust of Goldman Sachs Variable Insurance Trust, a Delaware business trust (incorporated herein by reference as Exhibit 23(a)(1) hereto), provides for indemnification of the Trustees and officers of the Trust, subject to certain limitations.
     The Management Agreement provides that the applicable Investment Adviser will not be liable for any error of judgement or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations and duties under the Management Agreement. The Management Agreement is incorporated herein by reference to Exhibit 23(d)(1).
     Section 9 of the Amended and Restated Distribution Agreement between the Registrant and Goldman, Sachs & Co. (incorporated herein by reference as Exhibit 23(e)) and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. (incorporated herein by reference as Exhibit 23(h)(1)) provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities.
     Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Trust, Trust for Credit Unions and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.        Business and Other Connections of Investment Adviser.
     Goldman Sachs Asset Management, L.P. (“GSAM LP”) and Goldman Sachs Asset Management International (“GSAMI”) are wholly-owned subsidiaries of the Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP and GSAMI who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with	Name and Address of Other	Connection with
the Investment Advisers	Company	Other Company

Henry M. Paulson, Jr.	The Goldman Sachs Group, Inc.	Chairman, Chief
Managing Director-	85 Broad Street	Executive Officer and
GSAM LP	New York, New York 10004	Director

	Goldman, Sachs & Co.	Managing Director
85 Broad Street
New York, New York 10004

Robert J. Hurst	The Goldman Sachs Group, Inc.	Vice Chairman and
Managing Director-	85 Broad Street	Director
GSAM LP	New York, New York 10004

	Goldman, Sachs & Co.	Managing Director
85 Broad Street
New York, New York 10004

Lloyd C. Blankfein	The Goldman Sachs Group, Inc.	President, Chief
Managing Director-	85 Broad Street	Operating Officer and
GSAM LP	New York, New York 10004	Director

	Goldman, Sachs & Co.	Managing Director
85 Broad Street
New York, New York 10004

Item 27.        Principal Underwriters.
(a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.
(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.
GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal
Business Address	Position with Goldman, Sachs & Co.

Lloyd C. Blankfein (1)	Managing Director
Alan M. Cohen (5)	Managing Director
Gary D. Cohn (1)	Managing Director
Christopher A. Cole (1)	Managing Director
Mario Draghi (3)	Managing Director
J. Michael Evans (5)	Managing Director
Edward C. Forst (1)	Managing Director
Richard A. Friedman (1)	Managing Director
Richard J. Gnodde (8)	Managing Director
Suzanne M. Nora Johnson (5)	Managing Director
Robert S. Kaplan (1)	Managing Director
Scott B. Kapnick (3)	Managing Director
Kevin W. Kennedy (1)	Managing Director
Peter S. Kraus (5)	Managing Director
Masanori Mochida (6)	Managing Director
Thomas K. Montag (5)	Managing Director
Gregory K. Palm (1)	General Counsel and Managing Director
Henry M. Paulson, Jr. (1)	Chairman and Chief Executive Officer
John F.W. Rogers (1)	Managing Director
Eric S. Schwartz (5)	Managing Director
Michael S. Sherwood (7)	Managing Director
David M. Solomon (5)	Managing Director
Esta Stecher (5)	General Counsel and Managing Director
David A. Viniar (4)	Managing Director
John S. Weinberg (1)	Managing Director
Peter A. Weinberg (3)	Managing Director
Jon Winkelried (3)	Managing Director

(1)	85 Broad Street, New York, NY 10004

(2)	32 Old Slip, New York, NY 10005

(3)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England

(4)	10 Hanover Square, New York, NY 10005

(5)	One New York Plaza, New York, NY 10004

(6)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan

(7)	River Court, 120 Fleet Street, London EC4A 2QQ, England

(8)	Cheung Kong Center, 68th Floor, 2 Queens Road Central, Hong Kong, China
(c) Not Applicable.
Item 28.        Location of Accounts and Records
     The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of GSAM LP, 32 Old Slip, New York, New York 10005. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 71 South Wacker Drive, Suite 500, Chicago, Illinois 60606.
Item 29.        Management Services
     Not Applicable.
Item 30.        Undertakings
     Not Applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 14 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 9th of March, 2006.

GOLDMAN SACHS VARIABLE INSURANCE TRUST Registrant
By:	/s/ Howard B. Surloff
Howard B. Surloff
Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to Registrant’s Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Name	Title	Date

(1)Kaysie P. Uniacke	President (Chief Executive Officer) and Trustee	March 9, 2006
Kaysie P. Uniacke

(2) John M. Perlowski John M. Perlowski	Treasurer (Principal Accounting Officer and Principal Financial Officer)	March 9, 2006

(1) Mary Patterson McPherson	Trustee	March 9, 2006
Mary Patterson McPherson

(1) Ashok N. Bakhru	Chairman and Trustee	March 9, 2006
Ashok N. Bakhru

(1) Alan A. Shuch	Trustee	March 9, 2006
Alan A. Shuch

(1) Wilma J. Smelcer	Trustee	March 9, 2006
Wilma J. Smelcer

(1) Richard P. Strubel	Trustee	March 9, 2006
Richard P. Strubel

(1) Patrick T. Harker	Trustee	March 9, 2006
Patrick T. Harker

(1) John P. Coblentz, Jr.	Trustee	March 9, 2006
John P. Coblentz, Jr.

By: /s/ Howard B. Surloff
Howard B. Surloff,
Attorney-In-Fact

(1) Pursuant to a power of attorney filed herewith.

(2) Pursuant to a power of attorney previously filed.

CERTIFICATE
     The undersigned Secretary for Goldman Sachs Variable Insurance Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on June 16, 2005.
     RESOLVED, that the Trustees and Officers of the Trusts who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing Peter Bonanno, James A. Fitzpatrick, Christopher Keller, James McNamara, John W. Perlowski, and Howard B. Surloff jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of the Trusts and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or caused to be done by virtue hereof.
Dated: March 9, 2006

/s/ Howard B. Surloff
Howard B. Surloff,
Secretary

EXHIBIT INDEX

(j)	Consent of Counsel

(q)(2)	Powers of Attorney of Messrs. Bakhru, Coblentz, Harker, Shuch and Strubel, and Mmes. McPherson, Smelcer and Uniacke.